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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)   December 30, 1998
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                                Code-Alarm, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Michigan
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                 (State of Other Jurisdiction of Incorporation)


         016441                                                38-2334695
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(Commission File Number)                       (IRS Employer Identification No.)


950 E. Whitcomb, Madison Heights, Michigan                          48071
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (248) 583-9620
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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Item 4. Changes in Registrant's Certifying Accountant.

       On December 30, 1998, with the recommendation of its Audit Committee, Code-Alarm, Inc. (the "Company") engaged the services of Ernst & Young LLP as independent auditors of the Company for the fiscal year ended December 31, 1998.
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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                  CODE-ALARM, INC.
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                                                    (Registrant)


Date:  January 7, 1999                   By:  /s/ CRAIG S. CAMALO
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                                             CRAIG S. CAMALO
                                             Vice President of Finance and Chief
                                             Financial Officer









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